CALPINE CORPORATION Strategic Transactions Overview: Acquisition of Conectiv Fleet & Sale of Colorado Plants April 21, 2010 Exhibit 99.2

Agenda
• Welcome and Safe Harbor Andre Walker
VP, Finance & Investor Relations
• Recent Strategic Transactions Jack Fusco
President, Chief Executive Officer
• Operations Overview Thad Hill
EVP, Chief Commercial Officer
• Financial Considerations Zamir Rauf
EVP, Chief Financial Officer
• Concluding Remarks Jack Fusco
President, Chief Executive Officer
• Q & A

Safe Harbor Statement
Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Annual Report on Form 10-K for the year ended
December 31, 2009 and in other documents that Calpine files with the SEC.  Many of these risks, uncertainties and other factors are beyond Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine’s reports and other information filed with the SEC, including the risk factors identified in its
Annual Report on Form 10-K for the year ended December 31, 2009, can be found on the SEC’s website at www.sec.gov and on Calpine’s website at www.calpine.com.
Reconciliation to GAAP Financial Information
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934.  Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with
GAAP.

LEGEND
CCGT
CT
Conventional
Solar
Internal combustion
• 2 plants
• 931 MW
• $739 million
• $794 / KW
• 19 plants
• 4,490 MW
• $1.65 billion
• $381 / KW
Achieving Strategic Goals
CPN as Seller:
CPN as Buyer:
Transactions Exceed
Current Calpine
Valuation Metrics
Long-Term Value
Enhancement
Divestiture of
Non-Strategic Assets
+
Scale Expansion in
Strategic Markets
+
Committed Financing
with No New Equity
    Includes projects under construction.
Includes 3,860 MW of capacity expected to be in operation as of the close of the transaction, 65 MW of upgrades to be completed after the close of the transaction, and 565 MW of capacity under construction.
    Adjustments to include (but may not be limited to) purchases of liquid fuel inventory, changes in other working capital items versus pro forma assumptions, and other customary adjustments (e.g, adjustments for actual versus planned capital expenditures).
3
1
2
3
1

2

• Description Acquisition of Conectiv Energy from Pepco Holdings Inc. (PHI)
• Price $1.65 billion + Adjustments
• Operations Short-Term: Convert coal-fired generation primarily to gas
Long-Term: Modernize sites
• Key Considerations CPN to acquire all of Conectiv Energy
except:
- Load-serving auction positions
- Legacy trading book
$1.3 billion committed term loan
• Regulatory Approvals FERC
HSR
• Est. Transaction Close July 1, 2010
Calpine as Buyer: Key Transaction Terms
Asset Profile²:
2,260 MW Late-model CCGT
771 MW Peaking (CT)
868 MW Conventional Gas
22 MW Internal Combustion
4 MW Solar
565 MW New CCGT
(Under Construction)
4,490 MW PJM-E Capacity
1
1
Acquisition is Accretive to CPN’s Adjusted EBITDA and Adjusted Free Cash Flow
4
Adjustments to include (but may not be limited to) purchases of liquid fuel inventory, changes in other working capital items versus pro forma assumptions, and other customary adjustments (e.g, adjustments for actual versus planned capital expenditures).
2 The capacities shown above include 3,860 MW of capacity expected to be in operation as of the close of the transaction and 65 MW of upgrades to be  completed after the close of the transaction.

Benefits of Transaction
• Presence in IPP-friendly
PJM market
• Assets located in
transmission-
constrained PJM-E
region
• Increasingly diversified
national footprint
through scale
acquisition in third
region
• PJM capacity revenues
firm through May 2013
(through 2014 at close)
• Addition of long-term
capacity contracts
improves risk profile of
CPN overall portfolio
• Transaction economics
feature low gas price
sensitivity
• Delta
— Phase I: 565 MW CCGT
currently under
construction; long-term
tolling agreement with
Constellation
— Phase II: 565 MW CCGT
permitted at same site
• Short term: Optimize /
upgrade assets at
existing sites
• Long term: Modernize
conventional-fired sites;
Expand solar
• Purchase price of
$381/KW
• Accretive Transaction
— Adjusted EBITDA:
Implied 2011 EV/Adj.
EBITDA multiple of 6.9x
vs. CPN of ~
8.8x
— Adjusted Free Cash
Flow per Share: 35%
accretive in 2011
— Adjusted Free Cash
Flow accretive for the
long term
1
Based on midpoint of 2011 guidance.  See slide 17 for additional detail.
Acquisition of clean fleet
at attractive valuation
Sizeable entry into
strategically-targeted
Mid-Atlantic region
Stable cash flows from
contracted capacity
revenues
Portfolio of growth
opportunities
Unique opportunity to build scale in third region through acquisition of quality assets with potential for additional growth
1

• Description Sale of Colorado plants to Xcel Energy
• Price $739 million
• Regulatory Approvals FERC
HSR
Colorado PUC
• Est. Transaction Close December 1, 2010
• Use of Proceeds $412 million debt repayment
- Fully retire 2011 maturities
- Release ~$90 million restricted cash
$327 million pre-tax proceeds
Calpine as Seller: Key Transaction Terms
Asset Profile:
621 MW Late-model CCGT
PPA to expire 2014
310 MW Peaking (CT)
PPA to expire 2013
931 MW WECC Capacity
Rocky Mountain Energy Center
Attractively-priced sale of non-core assets
provides opportunity to redeploy capital into strategic markets
2
1
1
  PPA includes immaterial generation requirement through 2017.
2
  Includes debt associated with Riverside Energy Center, which is not being sold.  Debt and restricted cash balances are projected as of 12/1/10, and reflect impacts of estimated payments made prior to such date.

Transaction Comparative

What We’re Selling:
Colorado
What We’re Buying:
Conectiv
CPN
(As Is)
Full Value
Post
Contracts Full Value
Less Delta
(at cost)
Enterprise Value
1
($ millions)
$739 $739 $1,650 $1,230 $14,375
Adj. EBITDA
2
($ millions)
$80 $40 $240 $190 $1,525 - $1,725
Capacity (MW) 931 931 4,490 3,925 24,738
Adj. EBITDA Multiple 9.2x 18.5x 6.9x 6.5x 8.3x – 9.4x
Value
3
/ KW $794 $381                 $313 $581
Asset sale
completed at valuation
ABOVE corporate metrics
Asset purchase
completed at valuation
BELOW corporate metrics
Successful execution of value-enhancing transactions
    Conectiv Less Delta based on $1,650 million purchase, less $420 million estimated construction cost of Delta incurred as of close date.  CPN based on $11.89 share price as of 4/16/10 x 486 million shares +
   $8.6 billion of projected net debt at YE2011.
    CPN estimates for Colorado and Conectiv full value based upon CPN projection of Commodity Margin, less expenses, as adjusted. Colorado Post Contracts reflects CPN estimates of recontracted value after current PPAs expire.  Conectiv Less Delta reflects estimated removal of fully-contracted Delta plant.  CPN represents 2011 guidance. See reconciliation of CPN Adj. EBITDA on slide 27.
    Value / KW calculation for Conectiv based upon unadjusted Enterprise Value of $1,650 million, plus $62 million of remaining costs construction costs for Delta and scheduled upgrades.
1
2
3

OPERATIONS OVERVIEW 8

PJM: Strategic Market for Future Calpine Growth
“At Risk ” Coal Plants in PJM, NY & NE:
~12,000 MW Total (~10,000 MW in PJM)
• Robust capacity market
• Conectiv plants located behind transmission constraints
• High dispatch flexibility
-
Current CCGTs all with bypass stacks / quick-start capabilities (in a world of increasing intermittent resources)
CPN remains well-positioned for
tougher environmental standards
1
Source: Conectiv Energy, Energy Velocity 2008. Conectiv emissions shown for natural gas-fired generation only. Dynegy adjusted for estimated impacts of 2009 plant sale to LS Power.
2
Graph depicts uncontrolled units with <250 MW of capacity and > 30 years old. Source: Energy Velocity.
Other PJM / Conectiv Benefits:
Combining two of the
cleanest  merchant fleets…
…and positioning Calpine where
“clean” capacity will be needed
2
1
0
500
1,000
1,500
2,000
2,500
CPN Conectiv DYN MIR NRG RRI

Fulfilling Strategic Objective of Mid-Atlantic Presence
NY
PA
VA
NJ
WV
DE
Combined Cycle (CC)
CC - Under Construction
CT / Other
Steam Turbines
Solar
Plants by fuel type
Calpine North Region (pro forma)
CPN
North Region
(Today) Conectiv
1
CPN
North Region
(Pro Forma)
CCGT 2,363 MW 2,825 MW 5,188 MW
CT / Other 1,054 MW 1,661 MW 2,715 MW
Renewable — 4 MW 4 MW
TOTAL 3,417 MW 4,490 MW 7,907 MW
CPN TOTAL 28,297 MW
1
Includes 3,860 MW of capacity expected to be in operation as of the close of the transaction, 65 MW of upgrades to the completed after the close of the transaction, and 565 MW of capacity under construction.
CPN Plant Conectiv Plant
Conectiv Fleet
Delta
Bethlehem
Hay Road
MD

Energy
Margin
11%
Reliability &
Other Margin
89%
Understanding the Conectiv Fleet
11
Lower CCGT Capacity Factors,
Given PJM Reliance on Coal…
…but changing coal viability &
capacity markets compensate
0%
2%
4%
6%
2007 2008 2009
Strong Assets / Good Operators
CCGT Equivalent Forced Outage Rate (%)
Source: Conectiv Energy.  Comparable to Forced Outage Factor (FOF), as traditionally reported by CPN.  Note that FOF is typically higher than EFOR due to the nature of the calculation.
0%
5%
10%
15%
20%
25%
2007 2008 2009
Source: Conectiv Energy.
Highly Flexible Units in World
of Increasing Intermittent Supply
Quick-start
Capabilities
MW Capacity
1
Time to Start
CCGT w/
Bypass Stack
2
2,260 MW 0.5 hrs (CT) /
2 hours (CCGT)
Combustion
Turbine
771 MW <0.5 hours
Standard CCGT start time
is 4 hours
1
Capacities include ongoing upgrade projects.
2
Hay Road and Bethlehem.
Historical Coal Units
Can Run on Natural Gas
Edge Moor & Deep Water 2010E Commodity Margin:
Value Primarily from Regulatory Capacity
Source: Calpine estimates.

Key Integration Considerations
• Commercial Operations
-
PHI to retain trading book and load serving auction positions
-
Calpine takes business without legacy positions or collateral
-
Fleet dispatch and hedging decisions managed from Houston
•
Fuel Conversion:  CALPINE DOES NOT INTEND TO BURN COAL
-
From Day 1, have positive environmental impact on local community and send clear signal on future of power generation
-
Fuel oil as back-up for much of the capacity
• Operations Management
-
New regional office with local operations, regulatory, origination and legal functions
-
All other support (Accounting / back office, Maintenance) provided from Houston
• Calpine management and integration teams on-site
• Calpine to be informed of key business issues during transition
• Coordination of transition plans between PHI and Calpine
How We Intend
to Operate
Between Now
and Close

Individual Hedging Profiles: Energy Margin
1
Pro Forma Calpine Energy Hedge Profile
2
(Reflects Sale of Colorado)
2010 2011 2012
Hedged Margin ($/MWh)
2
$23 $27 $30
Hedged Gas Price ($/mmbtu)
4
$6.35 $7.05 n/a
Capacity (MW)
5
24,738 23,852 23,897
1
Energy Margin + Regulatory & Other Margin = Total Commodity Margin.
2
Estimated as of 4/9/10. Calpine figures reflect sale of Colorado plants as of 12/1/10.  Hedged margin excludes unconsolidated projects. Changing market heat rates will change delta volumes and gas price exposures. Sensitivities are assumed to occur across the portfolio.
3
Volumes are on a delta hedge basis. Delta volumes are the expected volume based on the probability of economic dispatch at a future date based on current market prices for that future date. This is typically lower than the notional volume, which is plant capacity, less known performance and operating constraints.
4
Pertains to Hedged Gas Length (shown above) only.
5
Represents forecasted net ownership interest with peaking capacity.  New capacity shown during first full year of operation.
6
CPN capacity factor shown for gas fleet only, excluding peakers. Conectiv capacity factor shown for CCGT units only.
7
Premium applies to all MWh generated by entire gas fleet. Percentages calculated assuming 7.0 mmbtu/MWh heat rate.
Reliability Margin
1,2
as % of Total Commodity Margin (by year):
13% 15% 15%
Est. Conectiv Energy Hedge Profile
2
Reliability Margin
1,2
as % of Total Commodity Margin (by year):
69% 64% 62%
2010 2011 2012
Capacity (MW)
5
3,845 3,925 4,490
2009 Capacity Factor
6
Premium to Peak Spark
7
CPN 43% 8%
Conectiv 13% 35%
Pro Forma 10 - 15%
90%
58%
39%
8%
10%
2%
32%
61%
2010 2011 2012
Hedged Volume ³
Additional Hedged Gas Length, ³
Open HR
Open Volume ³
11%
19%
100%
89%
81%
2010 2011 2012
Hedged Volume ³
Open Volume ³

Growth Opportunities
DELTA – PHASE 1
Under Construction
• 565 MW Combined-Cycle Plant
• Targeted COD:  2Q 2011
• 6-year PPA with Constellation
covering Energy, Capacity and
Ancillary Services
• Growth CapEx requirements
-
2010: $45 million
-
2011: $15 million
OTHER OPPORTUNITIES
• Up to 1,000MW of additional gas generation new build opportunities, across 4 sites
• PJM queue position in place across gas projects, existing permit in place for Delta 2
• Land and infrastructure for up to 50 MW of Solar
A Delta Phase 2
-
565 MW CCGT
-
Permits & infrastructure
B Talbert & Powell
-
400 MW CT
-
PJM Queue, land optioned
C Cumberland 3
-
100 MW CT
-
PJM Queue, infrastructure in
place
D Potential for Solar Expansion
-
Additional PV solar opportunities
at various locations
A
B
C
D

Source: Conectiv Energy

FINANCIAL CONSIDERATIONS 15

Key Financial Messages
Pro forma 2010 and 2011
Adjusted EBITDA and
Adjusted Free Cash Flow
guidance demonstrate
accretion
Conectiv acquisition
funded through subsidiary-
level term loan and
corporate cash
Net liquidity impact of
both transactions limited
to <$200 million
Delivering value
through accretive
transactions
Efficiently deploying
capital without
diluting equity base
Achieving strategic
growth while
maintaining strong
liquidity

Updated Guidance (pro forma)
($ millions)
Adj. EBITDA, As Is $1,500 - $1,600 $1,525 - $1,725
Colorado sale $(5) $(80)
Conectiv acquisition $130 $240
Adj. EBITDA, Pro Forma $1,625 - $1,725 $1,685 – $1,885
Adj. Free Cash Flow, As Is $400 - $500 $300 - $500
Colorado sale — $(55)
Adj. Free Cash Flow, Pro Forma $400 - $500 $245 - $445
Conectiv acquisition $65 $120
Adj. Free Cash Flow, Pro Forma
$465 – $565 $365 - $565
Note: Figures assume closing dates of 12/1/10 and 7/1/10 for Colorado and Conectiv, respectively.
1
Calculation based upon midpoint of 2011 guidance range.
“Peak” Major
Maintenance year +
“Peak” South Point
lease payment
35% accretive
2010
2011
1
Even after “normalizing” to run rate
major maintenance and lease payments,
transaction is 24% accretive
1

Project Debt
$1,035
Calpine Corp
$5,961
Pro Forma Capital Structure: Base Case Financing
• Description: Term loan plus Revolver
• Term Loan: $1,300 million
• Revolver: $100 million
• Tenor: 7 years
Financing Terms
CCFC
$959
Other
1
$977
New Borrower
$1,300
($ millions)
Note:  All balances shown as of 12/31/09, excluding New Borrower.  Project Debt shown pro forma, assuming repayment of Blue Spruce, Riverside and Rocky Mountain.  Chart does not include debt from unconsolidated projects.
1
Other includes preferred interests, notes payable, capital leases and other debt.
Advantages of Subsidiary Level Financing:
• Lower cost of debt
• Pre-payable
• Rapidly amortizing term loan without any
restrictions added at corporate level
• No corporate term loan amendment required

Conectiv Acquisition: Sources and Uses of Cash
Sources Amount Uses Amount
Secured Term Loan $1,300 Payment to Pepco Holdings $1,650
Corporate Cash 535
Fees and Transaction Costs¹
(est.) 75
Remaining Delta Construction Costs (est.) 60
Liquid Fuel Inventory²
(est.) 50
Total Sources $1,835
Total Uses³
$1,835
($ millions)
1
Includes financing and general transaction costs.
2
Will be adjusted to market value of viable inventory at close.
3
Does not include any additional adjustments for working capital or other items.
• Base Case debt funding assumes term loan, but is subject to change
-
Commitments received from Credit Suisse, Citi and Deutsche Bank
• Initial focus is to fund the balance of the acquisition price with cash
We do not intend to use stock as a source of capital

$100
$1,000
$2,264
$89
$4,100
2010 2011 2012 2013 2014 2015 2016 2017
CCR Project Debt Exit Facility CCFC Senior Secured Notes Term Loan
Liquidity and Debt Maturity Impacts (pro forma)
12/31/09 Colorado Sale
12/31/09
(pro forma)
Conectiv
Acquisition
12/31/09
(pro forma)
Liquidity 2,379 315 2,694 (485) 2,209
Net Debt
(Consolidated)
7,908 (710) 7,198 1,835 9,033
Net Debt (Incl.
Unconsolidated Plants)
8,503 7,793 9,628
Net Debt /
Adj. EBITDA
4.6x 4.4x 4.8x
Note:  The debt maturity schedules shown here are not prepared on a GAAP basis and do not conform to the debt maturity schedule presented in Calpine’s Form 10-K.  (Refer to the Form 10-K for further information regarding GAAP-basis debt maturities.)  Assumptions used in debt maturity charts shown here include: (i) excludes letter of credit facilities; (ii) maturity balances assume cash sweeps; and
(iii) all other debt maturities are paid from operating cash flows at the project level.  The debt maturity charts exclude anticipated maturities less than $50 million.
1
Estimates. Amounts subject to change in connection with actual close of transaction.
2
Liquidity impacts include changes in LC and Revolver availability.
3
Colorado reduction of Net Debt reflects payment $29 million estimated cash taxes, which are netted against pre-tax proceeds of $739 million.
4
Calculation not performed in accordance with debt covenant definitions. Based on LTM Adjusted EBITDA. Adjusted EBITDA from Otay Mesa Energy Center, which opened during the fourth quarter of
2009, has been annualized for the purposes of this calculation. Pro Forma calculation with Conectiv acquisition assumes $240 million of Adjusted EBITDA for Conectiv.
($ millions)
Improved Debt
Maturity Profile
COLORADO SALE:
Blue Spruce, Rocky Mountain,
& Riverside Retired
CONECTIV ACQUISITION:
New term loan
~ $90 million
Restricted Cash
Released
2
3
4
1 1

CONCLUSION 21

MRO
NPCC
WECC
RFC
SPP
SERC
TRE
FRCC
Renewable
Combined Cycle
Simple Cycle / Other
Under Advanced Development
Under Construction

2009 Generation (MWh)

Enhanced Company
Summary Statistics
• Operating capacity¹: 28,297 MW
• Plants : 93
• States: 20
1
Includes plants/capacity currently under construction, including ongoing upgrade projects.
Southeast
6,083 MW
22%
Texas
7,392 MW
26%
West
6,915 MW
24%
North
7,907 MW
28%
Source:  2009 SEC filings, Company presentations.  Items marked by * indicate pro forma capacity assuming completion of announced transactions.
1
Geographic Diversity
in Strategic Markets
Scale
0
25,000
50,000
75,000
100,000
Calpine* NRG GenOn Energy* Dynegy
Largest Pure-Play Independent Power Provider

(pro forma)

APPENDIX 23

Conectiv Transaction Scope
What is Calpine Acquiring? What is Pepco Holdings Inc. Retaining?
• Conectiv Energy power plants:  18 operating + 1 under
construction
• Usable liquid fuel inventory (valued at market, not included in purchase price)
• All spare parts (included in purchase price)
• All emissions allowances (included in purchase price)
• Legacy hedge book and load-serving auction positions
• Collateral requirements
• RPM capacity awards
• Tolling agreement for Delta CCGT construction project
• Other contracts needed for plant operations (e.g., local
fuel supply)
• Tolled capacity
• Future pension costs for union employees as incurred, but
no obligation to cover any pre-close under-funding
• Historical pension accruals
• Retiree medical
• On-site environmental liabilities, but indemnified above
$10 million for New Jersey ISRA
• Off-site environmental liabilities, including coal/ash
disposal
• >$10 million New Jersey ISRA obligations
• Plant employees
• Selected employees for regional office needs
• All non-union employees not selected by Calpine

Conectiv Plant Overview
Source:  Conectiv Energy, Calpine.  Note: Capacities above include 3,860 MW of capacity expected to be in operation as of the close of the transaction, 65 MW of upgrades to be completed after the close of the transaction, and 565 MW of capacity under construction.
25
Technology
Load
Type
Location
PJM Capacity
Pricing Zone
COD
With
Peaking
Capacity
CPN
Interest
With Peaking
Capacity, Net
2009
Generation
(000 MWh)
Bethlehem Natural Gas/Oil Intermediate PA MACC 2003 1,130        100% 1,130            1,320
Hay Road Natural Gas/Oil Intermediate DE E-MACC 1993 / 2002 1,130        100% 1,130            1,301
Edge Moor Natural Gas/Oil Peaking DE E-MACC 1954 - 1973 723           100% 723               591
Cumberland Natural Gas/Oil Peaking NJ E-MACC 1990 / 2009 194           100% 194               27
Deep Water Natural Gas/Oil Peaking NJ E-MACC 1954 / 1958 158           100% 158               74
Sherman Avenue Natural Gas/Oil Peaking NJ E-MACC 1991 92             100% 92                  7
Middle Oil Peaking NJ E-MACC 1970 / 1971 77             100% 77                  0
Carlls Corner Natural Gas/Oil Peaking NJ E-MACC 1973 73             100% 73                  1
Cedar Oil Peaking NJ E-MACC 1972 68             100% 68                  3
Missouri Avenue Oil Peaking NJ E-MACC 1969 60             100% 60                  0
Mickleton Natural Gas/Oil Peaking NJ E-MACC 1974 67             100% 67                  0
Christiana Oil Peaking DE E-MACC 1973 53             100% 53                  1
Tasley Oil Peaking VA DPL-S 1972 31             100% 31                  0
Delaware City Oil Peaking DE E-MACC 1968 23             100% 23                  0
West Oil Peaking DE E-MACC 1964 20             100% 20                  0
Bayview Oil Peaking VA DPL-S 1963 12             100% 12                  1
Crisfield Oil Peaking MD DPL-S 1968 10             100% 10                  0
Vineland Solar Peaking NJ E-MACC 2009 4               100% 4                    1
TOTAL - CONECTIV 3,925       3,925           3,327
Delta - Under Construction Natural Gas/Oil Intermediate E-MACC 565           100% 565

Change to Commodity Margin

Change to Commodity Margin

87%
56%
38%
8%
9%
5%
35%
62%
2010 2011 2012
Pro Forma Hedging Profile: Energy Margin
1
Energy Hedge Profile
2
(based on March curves and assuming 7/1/10 close)
2010 2011 2012
Hedged Margin ($/MWh)
2
$23 $27 $31
Hedged Gas Price ($/mmbtu)
4
$6.35 $7.05 n/a
Capacity (MW)
5
28,583 27,777 28,387
1
Energy Margin + Regulatory & Other Margin = Total Commodity Margin.
2
Estimated as of 4/9/10. Hedged margin excludes unconsolidated projects.  Changing market heat rates will change delta volumes and gas price exposures. Sensitivities are assumed to occur across the portfolio.
3
Volumes are on a delta hedge basis. Delta volumes are the expected volume based on the probability of economic dispatch at a future date based on current market prices for that future date. This is typically lower than the notional volume, which is plant capacity, less known performance and operating constraints.
4
Pertains to Hedged Gas Length (shown above) only.
5
Represents Calpine’s forecasted net ownership interest with peaking capacity.  New capacity shown during first full year of operation.
$48M
Premiums
collected
Reliability Margin
1,2
as % of Total Commodity Margin (by year):
17% 22% 21%
26
27
94
208
(33)
(99)
(194)
($250)
($200)
($100)
($50)
$0
$50
$100
$150
$200
$250
2010 2011 2012
Natural Gas +$1/mmbtu Natural Gas - $1/mmbtu
17
52
73
(16)
(49)
(70)
($200)
($150)
($100)
($50)
$0
$50
$100
$150
$200
2010 2011 2012
Heat Rate +170 btu/KWh Heat Rate - 170 btu/KWh
Natural
Gas
Price Sensitivity ($mm) 2
Market Heat Rate Sensitivity ($mm)
1
($150)
Hedged Volume
3
Additional Hedged Gas Length,
3
Open Volume
3
Open HR

Reg G Reconciliations: 2010 and 2011 Guidance
Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, adjusted for certain
non-cash or non-recurring items as detailed in the following reconciliation.  Adjusted EBITDA is presented because our
management uses Adjusted EBITDA (i) as a measure of
operating performance to assist in comparing performance
from period to period on a consistent basis and to readily
view operating trends; (ii) as a measure for planning and
forecasting overall expectations and for evaluating actual
results against such expectations; and (iii) in communications with our Board of Directors, shareholders, creditors, analysts and investors concerning our financial performance.  We
believe Adjusted EBITDA is also used by and is useful to
investors and other users of our financial statements in
evaluating our operating performance because it provides
them with an additional tool to compare business
performance across companies and across periods. Adjusted
EBITDA is not a measure calculated in accordance with GAAP,
and should be viewed as a supplement to and not a substitute for our results of operations presented in accordance with
GAAP.  Adjusted EBITDA is not intended to represent cash
flows from operations or net income (loss) as defined by
GAAP as an indicator of operating performance. Furthermore,
Adjusted EBITDA is not necessarily comparable to similarly-
titled measures reported by other companies.
Adjusted Free Cash Flow represents net income before
interest, taxes, depreciation and amortization, as adjusted, less operating lease payments, major maintenance expense
and maintenance capital expenditures, net cash interest, cash taxes, working capital and other adjustments.  Adjusted Free
Cash Flow is presented because our management uses this
measure, among others, to make decisions about capital
allocation.  Adjusted Free Cash Flow is not intended to
represent cash flows from operations as defined by GAAP as
an indicator of operating performance and is not necessarily comparable to similarly-titled measures reported by other
companies.
__________
Full Year 2010 Range: Low High
(in millions)
GAAP Net Income (Loss) $ (30) $ 70
Plus:
Interest expense, net of interest income 710 710
465 465
Major  maintenance expense 180 180
Operating lease expense 50 50
Other
(1)
125 125
Adjusted EBITDA $ 1,500 $ 1,600
Less:
Operating lease payments 50 50
290 290
(3)
750 750
Cash  taxes 10 10
Adjusted Free Cash Flow $ 400 $ 500
Full Year 2011 Range: Low High
(in millions)
GAAP Net Income $ 30 $ 230
Plus:
Interest expense, net of interest income 695 695
460 460
Major maintenance expense 210 210
45 45
Other
(1)
85 85
Adjusted EBITDA $ 1,525 $ 1,725
Less:
Operating lease payments 100 100
(2)
375 375
Cash interest, net
(3)
735 735
15 15
Adjusted Free Cash Flow $ 300 $ 500
(2)
(1)  Other includes stock-based compensation expense, adjustments to reflect Adjusted EBITDA from unconsolidated investments and other items.
(2) Includes projected Major Maintenance Expense of $178 million and $205 million in 2010 and 2011, respectively and maintenance Capital Expenditures of $112 million and $170 million in 2010 and 2011, respectively.  Capital expenditures exclude major construction and development projects.
(3) Includes fees for letters of credit, net of interest income.
Cash interest, net
Cash  taxes
Depreciation and amortization expense
Depreciation and amortization expense
Operating lease expense
Major maintenance expense and maintenance capital expenditures
Major maintenance expense and maintenance capital expenditures